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                                                                 Exhibit 10.2(a)


                               PHARMACOPEIA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                                 AMENDMENT NO. 1



Pursuant to the power reserved to it in Section X of the Pharmacopeia, Inc. Employee Stock Purchase Plan, as amended (the "Plan"), the Board of Directors of Pharmacopeia, Inc. hereby amends the Plan as follows:

                  1. Section III. A. is hereby amended in its entirety to read as follows:

                       "The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 750,000 shares."

                  2. This Amendment No. 1 to the Plan shall be effective upon its approval by Pharmacopeia's stockholders.

                To record the adoption of this Amendment No. 1, Pharmacopeia has caused its authorized officers to affix its corporation name and seal as of this 2nd day of May, 2001.

                                        PHARMACOPEIA, INC.


                                        By:  /s/ Joseph A. Mollica
                                           -------------------------------------
                                             Joseph A. Mollica,
                                             Chairman of the Board, President
                                             and Chief Executive Officer